Exhibit 99.2
Michael Golden, President/CEO John Kelly, CFO November/December 2006 HIGHLY CONFIDENTIAL

Information Regarding Disclosures Although Smith & Wesson its Securities (or to the extent applicable, the Common (as such term is defined in Reg D) who are able to evaluate the own examination of the Company and the terms of the The acquisition of the Securities, if offered, should be considered only by related matters concerning its investment and is urged to The and other sources believed to be reliable, but the The Company is subject to the informational requirements of the Any representation to the contrary is a criminal offense.is expected to agree to file, within a certain period of time upon completion of the Offering, a Each prospective investor in the Offering should, prior to purchasing any Securities, consult its own Any representations and warranties will be contained only in a definitive Securities Exchange Act of 1934, as amended, and files reports, proxy statements and other information with the The Securities have not and will not be registered under the Securities Act of 1933, as amended (the “Act”), or under any state securities laws nor has the Securities and Exchange Commission (the “Commission”) or any state regulatory authority endorsed the Offering.Holding Corporationregistration statement with the Commission with respect to the Securities being offered (and/or to the extent applicable theunderlying Common Stock), there can be no assurance that such registration statement will be declared effective by the Commission or that any investor will have an opportunity to sellStock) pursuant thereto. In the Offering, Securities will be offered only to Qualified Institutional Buyers (as defined in Rule 144A under the Act) and a limited number of institutional “accredited investors”merits and risks, including illiquidity of the investment. In making an investment decision, investors must rely upon theirOffering, including the merits and risks involved.persons who can bear the economic risk of their investment for an indefinite period of time and can afford a total loss of their investment.attorney and business advisor as to the legal, business, tax andask questions of, and receive answers from, Smith & Wesson Holding Corporation and Cowen and Company concerning the terms and conditions of the Offering and request any additional information they may consider necessary in making aninformed investment decision. This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice. This presentation and the offering of Smith & Wesson Holding Corporation’s Securities shall be kept confidential.recipient agrees not to disclose to any third party any information contained herein, or any terms, conditions or other facts with respect to the Offering, including, without limitation, that the Company is or may be contemplating the Offering. Information included herewith has been obtained from the Companyaccuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, Cowen and Company or the Company.agreement signed by the investor and the Company. Commission.

Smith & Wesson Holding Corporation operating The detailed Such forward-looking statements include statements Such factors include the demand for the Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. regarding the Company’s strategies, the demand for the Company’s products, the opportunity for growth of the Company, anticipated sales and results, and the anticipated acquisition of Thomson/Center Arms. Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, the ability of the company to complete the acquisition of Thompson/Center Arms and other risks from time to time in the Company’s reports filed with the SEC. 3

Offering Summary (a) Smith & Wesson Holding Corp. SWHC (NASDAQ) Convertible Notes $80MM December 15, 2006 To partially fund the acquisition of Thompson/Center Arms Cowen and Company Merriman Curhan Ford & Co. Issuer: Ticker (Exchange): Security: Amount: Closing: Use of Proceeds: Placement Agents: Balance of purchase price and acquisition costs will be funded through existing, $30MM acquisition line of credit. (a)

Company Profile

- 154 year old American company
- Largest U.S. manufacturer of handguns & handcuffs
- 2005 market share:
  - #1 in revolvers — FY2006 sales growth: 14%
  - #3 in pistols — FY2006 sales growth: 69%
- New growth fueled by expansion into $1.1B long gun market – 60% larger than handgun market
- 854 Employees
- Two non-union, U.S. factories
  - Springfield, MA; Houlton, ME
- NASDAQ: SWHC
- Market Cap ~$550MM



Smith&Wesson®

Investment Highlights
Accretive in next fiscal year (Y/E 4/30/08) Provides hunting and long gun manufacturing expertise Highly valuable Smith & Wesson brand Large market opportunity in safety, security, protection and sport Leading market position in the handgun market Experienced management team with proven track record Strong financial performance Acquisition of Thompson/Center Arms — — · • • • • •

Acquisition Overview $65MM Sales $13MM EBITDA 39% Gross Margin 100% acquisition of Thompson/Center Arms for $102 million in cash Expected public announcement on December 18; expected closing in early January 2007 Thompson/Center Arms calendar year 2005 highlights — — — Expected earnings accretion of 15% for FY 2008 (Y/E 4/30/08) Experienced management team with long gun expertise · • • • •

Thompson/Center Arms 41-year old long gun company headquartered in Rochester, NH Leading player in black powder and interchangeable firearms systems markets Robust new product pipeline for 2007 including bolt action rifle Approximately 500 non-union employees 160,000 sq. ft. facility (owned) Provides S&W immediate entry into hunting rifles Long gun barrel manufacturing expertise accelerates S&W growth in rifles Expands and strengthens existing distribution channels No product overlap Company Overview — — — — — Acquisition Benefits — — — — · •

Interchangeable Firearm Systems Black Powder Accessories Firearms Powder Rimfire Rifles Thompson/Center Arms Black

Smith & Wesson Overview

154 Years of Innovation Elite/1000 Shotguns — M&P Tactical Rifle M&P Pistol Series 2007 460 XVR 2006 500 Magnum 2006 2005 AirLite-Scandium 2003 S&W 40 Caliber 44 Magnum 2001 1990 357 Magnum 1955 44 Special 38 Special 1935 1908 Model 3-Breaktop 1899 Model 1-22 Rimfire 1870 1857

Sport Safety...Security...Protection...Sport Safety Protection Our Vision The most recognizable company in the global business of Security

S&W: 87% Brand Awareness A company-sponsored, 2004 survey asked consumers about their future purchase intent: Current Status Served Served Served (March 2006) Will enter January 2007 Will enter with TCA Not served Not served S&W Rank #1 #1 #1 #3 #3 #3 #4 Product / Service Revolvers Pistols Tactical Rifles Shotguns Hunting Rifles Security Systems Ammunition Nov, 2004 Source: American Sports Data -

Growth Strategy platform Use “Safety-Security-Protection-Sport” to enter new markets while continuing to drive growth in our core businesses Drive Growth in Handgun Market Innovative Products Law Enforcement Military/Federal Gov’t International Sporting Goods · • • • • Diversify into New Markets
Long Guns Homeland Security Criminal Investigation Law Enforcement Defense · • • • • Build and Leverage Brand
Re-energize the legacy Key to new market entry Licensing opportunities Marketing initiatives · • • •

Our Current Markets Y/Y Growth Q2 FY07 +52% Q2 FY07 +40% Q2 FY07 +148% Targets Firearms Distributors 2800 Independent U.S. Military Federal Agencies and Homeland Security State & Municipal Law Enforcement Agencies Dealers Big Box Retailers Channel Direct Sales Force Washington D.C. presence & lobbying Direct Sales Force effort Market Sporting Goods Federal Government Law Enforcement

Strong Year Over Year Growth
52% Q2-07 37% Q1-07 32% Q4-06 24% Q3-06 Sporting Goods Sales Growth Y/Y Transition to Direct Sales Force in Q2 8% Q2-06 (Percent Growth) 60.0% 50.0 40.0 30.0 20.0 10.0 0.0 44% Q2-07 54% Q1-07 44% Q4-06 24% Q3-06 Firearms Sales Growth Y/Y Transition to Direct Sales Force in Q2 14% Q2-06 (Percent Growth) 60.0% 50.0 40.0 30.0 20.0 10.0 0.0

Federal Government/ Law Enforcement Market
Growth in FY 2006: $11MM vs. $0 in 2005 (1H FY 2007: 237%) US Gov’t to Afghanistan Military Regular Visits to Washington D.C. by CEO, COO, Lobby Firm Anticipate military changing from 9 mm to 45 caliber Won: 132 LE Departments committed to M&P Pistol since January Won: Four orders / 75K Units — Growth in 1H FY 2007: 226% 2006 Recapturing LE market share, currently with 10%, originally 98% Market Size: 17,000 Departments and 800,000 Officers Military/ Federal Government — — — — Law Enforcement — — — — · •

Addressing New Growth Opportunities Defense License Homeland Security Acquire Law Enforcement & Criminal Investigation Manufacture Safety...Security...Protection...Sport Long Guns Outsource Market Opportunities: Opportunities for Entry:

Entering New Markets: Long Guns 2005 U.S. DOMESTIC NON-MILITARY MARKET Shotguns $354MM (32%) The long gun market is 60% larger than the handgun market Rifles $506MM (46%) ·Tactical Rifles (14%) $152MM (7%) $1.1 Billion Black Powder $80MM BATF 2005 Excise Tax Study and Smith & Wesson Management Estimates Based on 2005 vs. 2006 data from top 3 distributors. SOURCE:

Why the Long Gun Market?

- $1.1 Billion Market: 60% larger than handguns
- Consumers already perceive S&W as a leader
- Highly fragmented and void of sophisticated marketing
- S&W entered long gun market March 2006
  - M&P15 Tactical Rifle
    - Sales & orders exceeded 10% of market in first year
    - Capacity constrained
    - Law enforcement agencies committed to date: 44
  - S&W has announced entry into shotguns in 2007
- Thompson/Center Arms acquisition positions S&W to accelerate growth in the long gun market


2005 Gun of the Year WINNERS
GUNS&AMMO
M&P15


RIFLESHOOTER
M&P15

Smith&Wesson®

Experienced Management Team Previous Experience 30 yrs business experience with Kohler, Stanley Works, Black and Decker, and Procter & Gamble 22 yrs accounting and finance experience with Smith & Wesson 22 yrs business experience with Kohler, Stanley Works and Black & Decker 24 yrs sales and marketing experience with Coca-Cola and Frito-Lay 25 yrs business experience with Union Carbide, GE Silicones, Newell and Stanley Works (Wal-Mart Sales Manager) 15 yrs operations management experience with Tier I & II automotive manufacturers Ingersoll Rand and Autoliv 10 yrs licensing experience with the Meredith Corporation, Stanley Works and Harley-Davidson Position President CEO CFO COO VP of Marketing VP of Sales VP of Operations VP of Licensing Name Leland Nichols Tom Taylor Tom Fimmen Ken Chandler Michael Golden John Kelly Bobbie Hunnicutt

Financial Overview

Quarterly Income Statement Summary 2006 $98.4 32.7 32.9% $11.2 6.2 $0.15 (a) Six Months Ended Oct. 31, 2005 $67.4 20.1 29.3% $6.1 3.4 $0.09 2006 $50.8 16.1 31.2% $5.3 2.9 $0.07 Three Months Ended Oct. 31, 2005 $35.5 10.5 29.3% $1.2 0.7 $0.02 (US$ in millions, except per share data) Sales Gross Profit Gross Margin Operating Income Net Income EPS +84% +46% Sales: Net Income: +43% +312% Sales: Net Income: Growth: 2005 Six Months Ended Oct. 31 Results include $3.1MM environmental reserve reduction ($1.9MM after tax, $0.05 per share) (a)

Annual Income Statement Summary 2007E 68.0 34.0% 25.6 12.8% 15.0 0.36 $ 200.0 $ $ $ 2006 49.6 31.0% 14.5 9.1% 8.7 0.22 $ 157.9 $ $ $ Year Ended April 30, 2005 40.9 32.5% 11.2 8.9% 5.2 0.14 $ 124.0 $ $ $ 2004 $ 117.9 39.1 32.7% 4.8 4.0% 0.8 0.02 $ $ $ (US$ in millions, except per share data) Sales Gross Profit Gross Margin Operating Income Operating Margin Net Income EPS +27% Sales: Net Income: +72% +27% Sales: Net Income: +67% +5% Sales: Net Income: +527% Growth: FY 2007 Pre-acquisition EPS guidance of $0.36

Pro Forma Balance Sheet Summary Pro Forma 0.7 45.8 231.5 129.7 181.7 49.8 231.5 50.6 for Acquisition and Offering $ $ $ $ $
As of Oct. 31, 2006 0.7 31.6 104.7 19.7 54.9 49.8 104.7 26.8 $ $ $ $ $
(US$ in millions) Cash & Cash Equivalents Accounts Receivable Total Assets Total Debt Total Liabilities Equity Liabilities and Equity Working Capital

Acquisition Accounting in accordance with the accounting pronouncements and amortized over to inventory and Under recent accounting pronouncements related to purchase accounting, certain intangible assets, sales backlog and inventory must be valued at “fair value” their estimated useful lives. As a result, the amounts allocated backlog are expected to significantly impact the results in the first quarter after the acquisition. Amounts allocated to amortizable intangible assets are amortized over 5 to 20 years. These are all non-cash adjustments. Estimated Acquisition Related Amortization · $ 1.9 0.6 0.0 0.0 $ 2.5 FY2008E 0.7 0.2 6.0 0.1 7.0 FY2007E $ $ (US$ in millions) Amortization of customer list Amortization of patents Amortization of inventory mark-up to FMV Amortization of valuation of beginning backlog Total transaction is These numbers are preliminary and are subject to change based upon the Thompson balance sheet and backlog at the time the Note: closed.

Updated FY07 Annual Guidance Pro Forma for Acquisition FY07 $218.6 11.5 36.6 $0.27 Non-cash Purchase Accounting Adjustments - $(4.4) — $(0.10) Thompson/ Center Arms January — April 2007 $18.6 0.9 2.7 $0.01 SWHC Standalone FY07 $200.0 15.0 33.9 $0.36 (US$ in millions, except per share data) Net Product Sales Net Income EBITDA Earnings per Diluted Share:

Updated FY08 Annual Guidance Pro Forma for Acquisition FY08 $320.0 27.0 62.2 $0.60 SWHC Standalone FY08 $250.0 22.0 47.5 $0.52 (US$ in millions, except per share data) Net Product Sales Net Income EBITDA Earnings per Diluted Share:

Investment Highlights Accretive in next fiscal year (Y/E 4/30/08) Provides hunting and long gun manufacturing expertise Highly valuable Smith & Wesson brand Large market opportunity in safety, security, protection and sport Leading market position in the handgun market Experienced management team with proven track record Strong financial performance Acquisition of Thompson/Center Arms — — · •• • • •

Appendix: EBITDA Reconciliation Smith & Wesson (US$ in millions) Net Income Income Taxes Interest Expense Depreciation FAS 123R Amortization of Acquisition Related Intangibles EBITDA Thompson/Center Arms (US$ in millions) Net Income Income Taxes Interest Expense Depreciation Management Fee to Thompson directors Consulting Fee to Previous Owners Amortization of Acquisition Related Intangibles EBITDA Post Acquisition 27.0 16.6 4.4 8.7 3.0 2.5 62.2 FY2008 $ $ SWHC 22.0 13.5 1.0 8.0 3.0 — 47.5 Standalone $ $ Post 11.5 7.1 2.5 6.1 2.4 7.0 36.6 Acquisition $ $ FY2007 SWHC 15.0 9.1 1.4 6.0 2.4 — 33.9 Standalone $ $ 2.9 2.2 4.0 0.3 0.3 0.8 2.4 12.9 For the Year Ended December 31, 2005 $ $